                                                                       EXHIBIT 4

                         [SPECIMEN COMMON STOCK CERTIFICATE]

                                [FACE OF CERTIFICATE]


COMMON STOCK                                                        COMMON STOCK


NUMBER                                                                    SHARES

                                        [LOGO]

INCORPORATED UNDER THE LAWS OF                                   SEE REVERSE FOR
THE STATE OF DELAWARE                                        CERTAIN DEFINITIONS

                                                               CUSIP 69830E 10 0

THIS CERTIFICATE IS TRANSFERABLE
IN LOS ANGELES, CALIFORNIA, RIDGEFIED
PARK, NEW JERSEY AND NEW YORK, NEW YORK

This Certifies that                              is the owner of


               FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

                             PAR VALUE $.01 PER SHARE OF

                                   PANAVISION INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed

    This certificate is not valid unless countersigned by the Transfer Agent and Registrar

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                        [SEAL]

Dated

/s/Jeffrey J. Marcektta                          /s/ William C. Scott
Treasurer                                        Chairman of the Board

Countersigned and Registered:
____________________________
City/State
Transfer Agent and Registrar

                                [BACK OF CERTIFICATE]

                                   PANAVISION INC.

    THE RECORD HOLDER OF THIS CERTIFICATE MAY OBTAIN FROM THE SECRETARY OF THE CORPORATION, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF PREFERRED SHARES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT - _________________
                                                              (Cust)

TEN ENT - as tenants by the            Custodian ________________
          entireties                   (Minor)


JT TEN - as joint tenants with         under Uniform Gifts to Minors
         right of survivorship and     Act ___________________________
         not as tenants in common            (State)

JT TEN - as joint tenants with
         right of survivorship and
         not as tenants in common





       Additional abbreviations may also be used though not in the above list. For Value received, ____________________________________ hereby sell,

assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

       [____________________________]__________________________________________
                                ________________________________________________
                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
      __________________________________________________________________________
      __________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
____________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated, __________ X ______________________________________________
         X _____________________________________________________________

         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED: ________________________________________________
         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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